UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06474

BNY Mellon Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Growth and Income Fund, Inc.

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Growth and Income Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Growth and Income Fund, Inc. (formerly Dreyfus Growth and Income Fund, Inc.), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by John C. Bailer, Leigh N. Todd, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Growth and Income Fund, Inc. (formerly Dreyfus Growth and Income Fund, Inc.) produced a total return of 10.18%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 9.75% for the same period.2

U.S. equity markets gained ground during the reporting period, amid steady economic prospects and rising corporate earnings. The fund outperformed its benchmark, primarily on the strength of successful security selections in the information technology, industrials, consumer discretionary, and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. The fund’s portfolio managers seek to create a broadly diversified portfolio for the fund that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. The fund’s portfolio managers choose stocks through a disciplined investment process that combines computer-modeling techniques, bottom-up fundamental analysis, and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, the fund’s portfolio managers seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Fed’s Pause in Interest-Rate Hikes Boosts Equity Market Returns

Stocks generally gained value over the reporting period, but early in the period, markets were generally down as the global economy showed continued but somewhat slowing momentum. In the United States, an improvement in the economic growth rate in 2019, combined with other signs of economic strength, including strong employment gains and healthy corporate earnings, allowed the Federal Reserve Board (the “Fed”) to move forward with a plan to increase short-term interest rates. Rates were raised once during the reporting period, boosting the federal funds target rate to 2.25%-2.50%.

In the fourth quarter of 2018, markets experienced a surge in volatility as investor sentiment shifted to “risk off.” Equities declined while Treasury securities rallied despite relatively robust economic growth as well as an improvement in wages.

The shift in sentiment was driven largely by two factors: concern about the Fed’s plan to continue hiking short-term interest rates in 2019 and economic weakness in Europe. Earlier

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

in 2018, the Fed’s “dot plot” still showed that officials were projecting a median of three hikes in 2019, and investor concerns were exacerbated by Fed Chairman Jerome Powell’s comments that the reduction in the Fed’s balance sheet was “on autopilot,” further suggesting that additional tightening of monetary conditions was inevitable in 2019.

In Europe, Purchasing Managers’ Index data showed that economic activity there was slowing. Germany, in particular, posted little improvement, while activity in Italy declined. Weakness in Europe made the trade conflict with China more troubling than it would have been otherwise.

In December 2018, the Fed shifted away from its hawkish stance in interest-rate increases, saying that rate hikes in 2019 would be “data-dependent.” The Fed also indicated that the reduction of its balance sheet would be completed by September 2019, implying the Fed would be satisfied with a larger-than-normal balance sheet, adding to the central bank’s more accommodative stance.

With this shift, stocks rallied late in 2018 and continued to rise in 2019. Early in 2019, the Fed’s stance remained unchanged, as inflation stayed below its target rate of 2.0%. The Fed even hinted that, depending on the strength of the economy, the next move could be a rate reduction.

Stock Selections Bolstered Results

The fund outperformed its benchmark primarily on the strength of stock selections in the information technology, industrials, consumer discretionary, and financials sectors. In the information technology sector, better-than-expected earnings from semiconductor companies, such as Qualcomm, Broadcom, and Xilinx, bolstered the fund’s returns. Software companies, including ServiceNow, Palo Alto Networks, and Splunk, also contributed positively to fund performance, as they gained on strong trends in cybersecurity and cloud-based computing. In the industrials sector, a position in Honeywell International added to fund results, as it reported strong gains across aerospace and other business segments. In the consumer discretionary sector, Chipotle Mexican Grill continued to rebound from food-contamination problems, while Las Vegas Sands, a hotel and gaming company, gained on strong results in Macau. In addition, Wayfair, a home goods e-commerce company, benefited from healthy consumer spending. In the financials sector, a position in Voya Financial, a diversified financial company, benefited from strength in the company’s wealth management business.

On a more negative note, stock selections in the communication services, energy, health care, and materials sectors detracted from returns. In the communication services sector, Activision Blizzard continued to struggle with competitive pressures. The fund’s lack of exposure to Facebook also hindered performance, as the social media company posted a strong gain during the reporting period. In the energy sector, a position in Marathon Petroleum, an oil refiner, detracted from results, as the company was hindered by narrowing refining margins. Other detracting positions in this sector included Anadarko Petroleum, Phillips 66, and Occidental Petroleum. In the health care sector, a holding of Anthem, a health care provider, was the largest detractor, while in the biotech industry, Neurocrine Biosciences lagged due to failure of drug trials related to a treatment for Tourette syndrome. In the materials sector, two agricultural chemical companies, Mosaic and C.F. Industries Holdings, lagged due to severe weather, which hindered spring fertilizer applications in

North America. Other detractors included a lack of exposure to Mastercard, which posted strong gains during the period, and an underweight to Microsoft, which also performed well.

Growth Remains Steady

We believe underlying economic conditions remain positive, amid sustained U.S. growth and mild inflation. We have continued to find attractive investment opportunities in many areas, particularly the materials, financials, information technology, industrials, and communication services sectors. In contrast, as of the end of the reporting period, the fund held underweighted exposure to the health care, real estate, consumer staples, utilities, and consumer discretionary sectors.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Growth and Income Fund, Inc. from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

Expenses paid per $1,000†	$4.69
Ending value (after expenses)	$1,101.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

Expenses paid per $1,000†	$4.51
Ending value (after expenses)	$1,020.33

† Expenses are equal to the fund’s annualized expense ratio of .90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - .4%
General Motors	90,252		3,515,315
Banks - 7.0%
Bank of America	471,430		14,416,329
Citigroup	202,426		14,311,518
JPMorgan Chase & Co.	174,637		20,266,624
U.S. Bancorp	152,146		8,112,425
Wells Fargo & Co.	159,465		7,719,701
			64,826,597
Capital Goods - 7.0%
Fortive	109,762		9,476,851
General Electric	272,410		2,770,410
Harris	26,654		4,491,199
Honeywell International	120,929		20,996,902
Middleby	10,436	[a,b]	1,378,909
Quanta Services	72,221		2,932,173
Raytheon	34,606		6,145,680
United Technologies	112,557		16,051,754
			64,243,878
Commercial & Professional Services - 1.3%
Cintas	30,556		6,634,930
CoStar Group	10,442	[b]	5,181,842
			11,816,772
Consumer Durables & Apparel - .9%
Lennar, Cl. A	80,731		4,200,434
PVH	33,838		4,364,764
			8,565,198
Consumer Services - 1.3%
Chipotle Mexican Grill	6,847	[b]	4,711,010
McDonald's	37,751		7,458,465
			12,169,475
Diversified Financials - 6.1%
American Express	23,060		2,703,324
Ameriprise Financial	68,514		10,055,800
Berkshire Hathaway, Cl. B	80,658	[b]	17,479,395
Goldman Sachs Group	24,719		5,090,136
LPL Financial Holdings	34,161		2,530,988
Morgan Stanley	173,264		8,359,988
Raymond James Financial	21,049		1,927,457
Voya Financial	147,085		8,073,496
			56,220,584

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 5.3%
Apergy	78,413	[b]	3,112,212
ConocoPhillips	99,283		6,266,743
Hess	151,247		9,697,958
Marathon Petroleum	239,080		14,552,800
Occidental Petroleum	71,032		4,182,364
Phillips 66	77,964		7,349,666
Valero Energy	39,734		3,602,284
			48,764,027
Food & Staples Retailing - 1.2%
Costco Wholesale	28,499		6,997,359
Walmart	43,709		4,495,033
			11,492,392
Food, Beverage & Tobacco - 2.5%
Archer-Daniels-Midland	21,441		956,269
Conagra Brands	301,037	[a]	9,265,919
PepsiCo	96,668		12,378,337
			22,600,525
Health Care Equipment & Services - 5.2%
Align Technology	12,136	[b]	3,940,316
Anthem	37,013		9,735,529
Boston Scientific	228,253	[b]	8,472,751
CVS Health	50,470		2,744,559
Danaher	49,605		6,569,686
Edwards Lifesciences	20,538	[b]	3,616,126
Humana	6,579		1,680,342
Medtronic	88,809		7,887,127
Varian Medical Systems	26,605	[b]	3,622,803
			48,269,239
Household & Personal Products - 1.3%
Colgate-Palmolive	114,968		8,368,521
Procter & Gamble	33,873		3,606,797
			11,975,318
Insurance - 2.8%
American International Group	131,594		6,259,927
Assurant	46,045		4,374,275
Hartford Financial Services Group	84,252		4,407,222
Progressive	131,393		10,268,363
			25,309,787
Materials - 6.4%
CF Industries Holdings	320,359		14,345,676
Dow	66,053		3,747,187
DowDuPont	122,254		4,700,666
Freeport-McMoRan	191,998		2,363,495

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 6.4% (continued)
Linde	50,440		9,092,314
Martin Marietta Materials	35,976		7,983,074
Mosaic	164,326		4,290,552
Newmont Mining	86,336	[a]	2,681,596
Vulcan Materials	74,532		9,399,230
			58,603,790
Media & Entertainment - 7.6%
Activision Blizzard	81,944		3,950,520
Alphabet, Cl. A	8,441	[b]	10,120,421
Alphabet, Cl. C	22,682	[b]	26,957,103
Comcast, Cl. A	189,110		8,231,958
Netflix	29,158	[b]	10,804,205
Omnicom Group	70,314	[a]	5,627,229
Twitter	112,701	[b]	4,497,897
			70,189,333
Pharmaceuticals Biotechnology & Life Sciences - 5.6%
BioMarin Pharmaceutical	44,417	[b]	3,798,986
Charles River Laboratories International	14,918	[b]	2,095,531
Eli Lilly & Co.	66,498		7,782,926
Illumina	15,234	[b]	4,753,008
Merck & Co.	168,161		13,235,952
Neurocrine Biosciences	24,894	[b]	1,798,343
Pfizer	140,381		5,700,872
SAGE Therapeutics	16,998	[a,b]	2,859,574
Sarepta Therapeutics	29,785	[a,b]	3,483,058
Vertex Pharmaceuticals	18,515	[b]	3,128,665
Zoetis	28,387		2,890,932
			51,527,847
Real Estate - .8%
Lamar Advertising, Cl. A	47,964	[c]	3,965,184
Outfront Media	135,029	[c]	3,217,741
			7,182,925
Retailing - 5.8%
Amazon.com	18,262	[b]	35,182,108
O'Reilly Automotive	21,387	[b]	8,096,477
Target	40,727		3,153,084
Ulta Beauty	4,952	[b]	1,728,149
Wayfair, Cl. A	31,227	[b]	5,063,458
			53,223,276
Semiconductors & Semiconductor Equipment - 5.5%
Broadcom	46,547		14,820,565
Microchip Technology	55,121		5,506,037
Qualcomm	202,807		17,467,767

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Semiconductors & Semiconductor Equipment - 5.5% (continued)
Texas Instruments	41,758		4,920,345
Xilinx	66,885		8,035,564
			50,750,278
Software & Services - 14.1%
FleetCor Technologies	26,192	[b]	6,834,802
HubSpot	20,814	[b]	3,839,975
International Business Machines	116,729		16,373,577
Microsoft	192,540		25,145,724
Oracle	57,566		3,185,127
Palo Alto Networks	27,093	[b]	6,741,551
PayPal Holdings	97,728	[b]	11,020,787
salesforce.com	64,902	[b]	10,731,546
ServiceNow	31,409	[b]	8,527,858
Splunk	43,116	[a,b]	5,951,733
SS&C Technologies Holdings	76,795		5,195,950
Teradata	75,685	[b]	3,441,397
Twilio, Cl. A	37,671	[a,b]	5,166,201
Visa, Cl. A	108,642		17,864,004
			130,020,232
Technology Hardware & Equipment - 4.4%
Apple	98,298		19,725,460
Cisco Systems	245,163		13,716,870
Corning	209,879		6,684,646
			40,126,976
Telecommunication Services - 3.2%
AT&T	405,509		12,554,559
T-Mobile US	98,864	[b]	7,216,083
Verizon Communications	177,001		10,122,687
			29,893,329
Transportation - 2.0%
Delta Air Lines	97,857		5,704,085
Union Pacific	69,887		12,372,794
			18,076,879
Utilities - 1.3%
NextEra Energy	37,572		7,305,500
NextEra Energy Partners	16,490	[a]	759,035
PPL	112,467	[a]	3,510,095
			11,574,630
Total Common Stocks (cost $668,664,461)			910,938,602

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $16,150,032)	2.45	16,150,032	[d]	16,150,032

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $767,275)	2.45	767,275	[d]	767,275
Total Investments (cost $685,581,768)		100.8%		927,855,909
Liabilities, Less Cash and Receivables		(.8%)		(7,295,794)
Net Assets		100.0%		920,560,115

a Security, or portion thereof, on loan. At April 30, 2019, the value of the fund’s securities on loan was $35,867,274 and the value of the collateral held by the fund was $36,631,461, consisting of cash collateral of $767,275 and U.S. Government & Agency securities valued at $35,864,186.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.0
Financials	15.9
Communication Services	10.9
Health Care	10.8
Industrials	10.2
Consumer Discretionary	8.4
Materials	6.4
Energy	5.3
Consumer Staples	5.0
Investment Companies	1.8
Utilities	1.3
Real Estate	.8
100.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 4/30/19($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	13,892,572	79,539,417	77,281,957	16,150,032	1.7	162,397
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	29,197,844	28,430,569	767,275.1		-
Total	13,892,572	108,737,261	105,712,526	16,917,307	1.8	162,397

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $35,867,274)—Note 1(c):
Unaffiliated issuers	668,664,461	910,938,602
Affiliated issuers	16,917,307	16,917,307
Cash		1
Dividends, interest and securities lending income receivable		729,352
Receivable for shares of Common Stock subscribed		36,210
Prepaid expenses		32,797
		928,654,269
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		658,155
Payable for investment securities purchased		6,363,467
Liability for securities on loan—Note 1(c)		767,275
Payable for shares of Common Stock redeemed		223,924
Directors fees and expenses payable		10,391
Accrued expenses		70,942
		8,094,154
Net Assets ($)		920,560,115
Composition of Net Assets ($):
Paid-in capital		661,647,393
Total distributable earnings (loss)		258,912,722
Net Assets ($)		920,560,115
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		44,095,636
Net Asset Value Per Share ($)		20.88

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,530,401
Affiliated issuers	162,397
Income from securities lending—Note 1(c)	41,991
Interest	272
Total Income	8,735,061
Expenses:
Management fee—Note 3(a)	3,212,830
Shareholder servicing costs—Note 3(b)	498,116
Professional fees	39,988
Directors’ fees and expenses—Note 3(c)	37,108
Registration fees	19,373
Prospectus and shareholders’ reports	12,158
Custodian fees—Note 3(b)	10,121
Loan commitment fees—Note 2	8,967
Miscellaneous	18,808
Total Expenses	3,857,469
Investment Income—Net	4,877,592
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	19,793,035
Net unrealized appreciation (depreciation) on investments	60,300,592
Net Realized and Unrealized Gain (Loss) on Investments	80,093,627
Net Increase in Net Assets Resulting from Operations	84,971,219

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	4,877,592	7,123,830
Net realized gain (loss) on investments	19,793,035	109,370,276
Net unrealized appreciation (depreciation) on investments	60,300,592	(38,083,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	84,971,219	78,410,937
Distributions ($):
Distributions to shareholders	(113,976,229)	(87,206,505)
Capital Stock Transactions ($):
Net proceeds from shares sold	19,818,724	16,877,075
Distributions reinvested	108,266,928	82,701,213
Cost of shares redeemed	(60,350,122)	(95,169,822)
Increase (Decrease) in Net Assets from Capital Stock Transactions	67,735,530	4,408,466
Total Increase (Decrease) in Net Assets	38,730,520	(4,387,102)
Net Assets ($):
Beginning of Period	881,829,595	886,216,697
End of Period	920,560,115	881,829,595
Capital Share Transactions (Shares):
Shares sold	1,073,024	757,584
Shares issued for distributions reinvested	5,882,244	3,976,464
Shares redeemed	(3,144,288)	(4,283,704)
Net Increase (Decrease) in Shares Outstanding	3,810,980	450,344

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	21.89	22.25	19.17	21.29	22.18	20.06
Investment Operations:
Investment income—net[a]	.11	.17	.19	.20	.16	.15
Net realized and unrealized gain (loss) on investments	1.72	1.68	3.77	.02	.98	2.76
Total from Investment Operations	1.83	1.85	3.96	.22	1.14	2.91
Distributions:
Dividends from investment income—net	(.11)	(.18)	(.18)	(.22)	(.15)	(.16)
Dividends from net realized gain on investments	(2.73)	(2.03)	(.70)	(2.12)	(1.88)	(.63)
Total Distributions	(2.84)	(2.21)	(.88)	(2.34)	(2.03)	(.79)
Net asset value, end of period	20.88	21.89	22.25	19.17	21.29	22.18
Total Return (%)	10.18[b]	8.89	21.25	1.30	5.52	14.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.89	.90	.93	.91	.92
Ratio of net expenses to average net assets	.90[c]	.89	.90	.93	.91	.92
Ratio of net investment income to average net assets	1.14[c]	.77	.89	1.05	.76	.72
Portfolio Turnover Rate	26.30[b]	61.61	68.69	51.96	60.22	49.93
Net Assets, end of period ($ x 1,000)	920,560	881,830	886,217	800,499	906,249	950,818

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective June 3, 2019, the fund changed its name from Dreyfus Growth and Income Fund, Inc. to BNY Mellon Growth and Income Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Common Stocks†	910,938,602	-	-	910,938,602
Investment Company	16,917,307	-	-	16,917,307

†  See Statement of Investments for additional detailed categorizations.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2019, The Bank of

New York Mellon earned $10,497 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $20,084,743 and long-term capital gains $67,121,762. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2019, the fund was charged $304,176 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $114,286 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $10,121 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $560,295, Shareholder Service plan fees $43,000, custodian fees $6,000, Chief Compliance Officer fees $5,660 and transfer agency fees $43,200.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2019, amounted to $226,126,588 and $260,270,558, respectively.

At April 30, 2019, accumulated net unrealized appreciation on investments was $242,274,141, consisting of $257,514,689 gross unrealized appreciation and $15,240,548 gross unrealized depreciation.

At April 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except the two-year period when it was slightly below median, and above the Performance Universe median for all periods except the five-year period when it was slightly below the median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration [the/that there were no] soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

For More Information

BNY Mellon Growth and Income Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DGRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0010SA0419

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Growth and Income Fund, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2019

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      June 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)